SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 4, 2012 (May 26, 2011)

The Edelman Financial Group Inc.

(Exact name of registrant as specified in its charter)

Texas

(State or other jurisdiction of incorporation)

0-30066	76-0583569
(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (713) 993-4610

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note. This Amendment No. 2 on Form 8-K/A to Form 8-K originally filed by The Edelman Financial Group Inc. with the U.S. Securities and Exchange Commission on June 2, 2011, and amended by Form 8-K/A on June 3, 2011, is for the purpose of filing as Exhibit 3.3 a copy of the Certificate of Amendment to the Articles of Incorporation of Sanders Morris Harris Group Inc. reflecting the change in its name from Sanders Morris Harris Group Inc. to The Edelman Financial Group Inc. as noted in paragraph (b)(2) of Item 5.07 of the original Form 8-K. Except for the filed exhibit, there are no other changes to the original Form 8-K, as amended.

Item 9.01.   Financial Statements and Exhibits.

a.        Financial statements of business acquired

Not Applicable

b.       Pro forma financial information

Not Applicable

c.       Exhibits

3.3 Certificate of Amendment to the Articles of Incorporation of Sanders Morris Harris Group Inc.

_____________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE EDELMAN FINANCIAL GROUP INC.

By:	/s/ John T. Unger
John T. Unger, Senior Vice President and General Counsel

Date: April 4, 2012